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                                                                    EXHIBIT 10.6
                            DOLE FOOD COMPANY, INC.
                        1991 STOCK OPTION AND AWARD PLAN
                       (As amended through July 7, 1993)

I. DEFINITIONS.

  1.1 Definitions.

  (a) "Award" shall mean an Option, which may be designated as a Nonqualified Stock Option or an Incentive Stock Option, a Stock Appreciation Right, a Restricted Stock Award or Performance Share Award, in each case granted under this Plan.

  (b) "Award Agreement" shall mean a written agreement setting forth the terms of an Award.

  (c) "Award Date" shall mean the date upon which the Committee took the action granting an Award or such later date as is prescribed by the Committee.

  (d) "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

  (e) "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death.

  (f) "Board" shall mean the Board of Directors of the Corporation.

  (g) "Change in Control" shall be deemed to have occurred if (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities, unless such person was, on the effective date of the Plan, such a beneficial owner of securities representing 20% or more of such voting power; or
(b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period.

  (h) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

  (i) "Commission" shall mean the Securities and Exchange Commission.

  (j) "Committee" shall mean the Corporate Compensation and Benefits Committee appointed by the Board and consisting of two or more Board members, each of whom, during such time as one or more Participants may be subject to Section 16 of the Exchange Act, shall be a Disinterested Director.

  (k) "Common Stock" shall mean the Common Stock of the Corporation.

  (1) "Company" shall mean the Corporation and/or its Subsidiaries.

  (m) "Corporation" shall mean Dole Food Company Inc., a Hawaii corporation, and its successors.

  (n) "Deferred Effective Date" shall mean September 1, 1994 or the expiration of the Rule 16b transition period, whichever is later, unless the Corporate Compensation and Benefits Committee of the Board of Directors of the Company decides otherwise.

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  (o) "Disinterested Director" shall mean a member of the Board who was not, during the year prior to being appointed to the Committee, or during the period of service as an administrator hereunder, granted or awarded equity securities pursuant to the Plan or pursuant to any other plan of the Corporation or its affiliates, except to the extent consistent with the disinterested plan administration requirements under Rule 16b-3.

  (p) "Eligible Employee" shall mean an officer or key employee of the Company.

  (q) "Event" shall mean any of the following:

     (1) Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

     (2) Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former stockholders of the Corporation;

     (3) Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary; or

     (4) A Change in Control.

  (r) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

  (s) "Fair Market Value" shall mean the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; provided, however, that if the stock is not listed or admitted to trade on a national securities exchange, the Committee may designate such other exchange, market or source of data as it deems appropriate for determining such value for Plan purposes.

  (t) "Incentive Stock Option" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

  (u) "Nonqualified Stock Option" shall mean an Option which is designated as a Nonqualified Stock Option.

  (v) "Option" shall mean an option to purchase Common Stock under this Plan. An Option shall be designated by the Committee as a Nonqualified Stock Option or an Incentive Stock Option.

  (w) "Participant" shall mean an Eligible Employee who has been granted an Award.

  (x) "Performance Share Award" shall mean an award of shares of Common Stock, issuance of which is contingent upon attainment of performance objectives specified by the Committee.

  (y) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights and receive the benefits specified in this Plan.

  (z) "Plan" shall mean the Dole Food Company, Inc. 1991 Stock Option and Award Plan.

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  (aa) "QDRO" shall mean an order requiring the transfer of an Award or portion thereof pursuant to a state domestic relations law to the spouse, former spouse, child or other dependent of a Participant. Such order must be in a form substantially identical to a qualified domestic relations order as defined by Code or Title I of the Employee Retirement Income Security Act of 1974, as amended.

  (bb) "Restricted Stock" shall mean those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Agreement.

  (cc) "Restricted Stock Award" shall mean an award of a fixed number of shares of Common Stock to a Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

  (dd) "Retirement" shall mean retirement from active service as an employee or officer of the Company on or after attaining age 55 with ten or more years of service or age 65.

  (ee) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Commission pursuant to the Exchange Act in effect (a) prior to May 1, 1991 during the period prior to the Deferred Effective Date and (b) on or after May 1, 1991 during the period on and after the Deferred Effective Date.

  (ff) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

  (gg) "Stock Appreciation Right" shall mean a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, determined as provided in Section 4.3.

  (hh) "Subsidiary" shall mean any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

  (ii) "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.

II. THIS PLAN.

  2.1 Purpose.

  The purpose of this Plan is to promote the success of the Company and its stockholders by providing a means to attract and retain key employees by providing them long-term incentives to improve the financial performance of the Company.

  2.2 Administration.

  (a) This Plan shall be administered by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or the written consent of a majority of its members. In the event action by the Committee is taken by written consent, the action shall be deemed to have been taken at the time specified in the consent or, if none is specified, at the time of the last signature. The Committee may delegate administrative functions to individuals who are officers or employees of the Company.

  (b) Subject to the express provisions of this Plan, the Committee shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, to further define the terms used in this Plan, to prescribe, amend and rescind rules and regulations relating to the administration of this Plan, to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The determinations of the Committee on the foregoing matters shall be conclusive.

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  (c) Any action taken by, or inaction of, the Corporation, any Subsidiary, the
Board or the Committee relating to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, or of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters related to this Plan.

  (d) Subject to the requirements of Section l.l(j), the Board, at any time it so desires, may increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise.

  2.3 Participation.

  Awards may be granted only to Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Members of the Board who are not officers or employees of the Company, and members of the Committee, shall not be eligible to receive Awards.

  2.4 Stock Subject to this Plan.

  The stock to be offered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock. The aggregate amount of Common Stock that may be issued or transferred pursuant to Awards granted under this Plan shall not exceed the sum of 2,500,000 shares subject to adjustment as set forth in
Section 7.2. If any Option and any related Stock Appreciation Right shall lapse or terminate without having been exercised in full, or any Common Stock subject to a Restricted Stock Award which does not vest or any Common Stock subject to a Performance Share Award which has not been issued or become issuable, the unpurchased shares subject thereto, to the extent consistent with Rule 16b-3 shall again be available for purposes of this Plan.

  2.5 Grant of Awards.

  Subject to the express provisions of this Plan, the Committee shall determine those individuals who are Eligible Employees and to whom Awards under this Plan shall be granted, the terms of Awards (which need not be identical) and the number of shares of Common Stock subject to each Award. Each Award shall be subject to the terms and conditions set forth in this Plan and such other terms and conditions established by the Committee as are not inconsistent with the purpose and provisions of this Plan. The grant of an Award is made on the Award Date.

  2.6 Exercise of Awards.

  An Option or Stock Appreciation Right shall be deemed to be exercised when the Corporation receives written notice of such exercise from the Participant, together with payment of the purchase price made in accordance with Section 3.2, except as may be necessary or advisable to be made following delivery of written notice of exercise in accordance with Section 3.2. Notwithstanding any other provision of this Plan, the Committee may impose, by rule and in Award Agreements, such conditions upon the exercise of Awards (including, without limitation, conditions limiting the time of exercise to specified periods) necessary for those persons subject to the reporting and liability provisions of
Section 16 of the Exchange Act to avoid liability under Section 16 of the Exchange Act or to secure the benefits otherwise available under any applicable exemptive or other rule thereunder with respect to a "plan" or particular award or action related thereto.

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III. OPTIONS.

  3.1 Grants.

  One or more Options may be granted to any Eligible Employee. Each Option so granted shall be designated by the Committee as either a Nonqualified Stock Option or an Incentive Stock Option.

  3.2 Option Price.

  (a) The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. The purchase price of any shares purchased shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by certified or cashier's check payable to the order of the Corporation, or (ii) by shares of Common Stock of the Corporation already owned by the Participant; provided, however, the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering shares, and any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

  (b) In addition to the payment methods described in subsection (a), the Option may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise allowed by the Committee, any applicable tax withholding under Section 7.6. The Corporation shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor.

  3.3 Option Period.

  Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Committee, but not later than 10 years after the Award Date, and shall be subject to earlier termination as hereinafter provided.

  3.4 Exercise of Options.

  Except as otherwise provided in Sections 7.3 and 7.4, an Option may become exercisable, in whole or in part, on the date or dates specified in the Award Agreement and thereafter shall remain exercisable until the expiration or earlier termination of the Participant's Option. No Option shall be exercisable for at least six months after the Award Date. The Committee may, at any time after the granting of the Option and from time to time, increase the number of shares purchasable at any time so long as the total number of shares subject to the Option is not increased. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 100 shares of Common Stock may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option.

  3.5 Limitations on Grant of lncentive Stock Options.

  (a) To the extent that the aggregate Fair Market Value of stock with respect to which incentive stock options first exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock option-under all other plans of the Company, such options shall be treated as nonqualified stock options. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of stock subject to

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options shall be determined as of the date the options are awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Corporation may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option under this Plan.

  (b) There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

  (c) No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

IV. STOCK APPRECIATION RIGHTS.

  4.1 Grants.

  In its discretion, the Committee may grant Stock Appreciation Rights concurrently with the grant of Options on such terms as set forth by the Committee in the Award Agreement for such Option. A Stock Appreciation Right shall extend to all or a portion of the shares covered by the related Option. A Stock Appreciation Right shall entitle the Participant who holds the related Option, upon exercise of the Stock Appreciation Right and surrender of the related Option, or portion thereof, to the extent the Stock Appreciation Right and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 4.3. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

  4.2 Exercise of Stock Appreciation Rights.

  (a) A Stock Appreciation Right shall be exercisable only at such time or times, and to the extent, that the related Option shall be exercisable and only when the Fair Market Value of the stock subject to the related Option exceeds the Option price of the related Option.

  (b) In the event that a Stock Appreciation Right is exercised, the number of shares of Common Stock subject to the related Option shall be charged against the maximum amount of Common Stock that may be issued or transferred pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall also be reduced by such number of shares.

  (c) If a Stock Appreciation Right extends to less than all the shares covered by the related Option and if a portion of the related Option is thereafter exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only if and to the extent that the remaining number of shares covered by such related Option is less than the remaining number of shares subject to such Stock Appreciation Right.

  4.3 Payment.

  (a) Upon exercise of a Stock Appreciation Right and surrender of an exercisable portion of the related Option, the Participant shall be entitled to receive payment of an amount determined by multiplying:

     (i) the difference obtained by subtracting the Option price per share of Common Stock under the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

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     (ii) the number of shares with respect to which the Stock Appreciation
  Right shall have been exercised.

  (b) The Committee, in its sole discretion, may provide for payment upon exercise under subsection (a) above to be solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, or may leave the election of same to the Participant, subject to any applicable legal requirements and, in the case of Participants subject to Section 16 of the Exchange Act, the limitations under Rule 16b-3, if applicable. In any event, cash shall be paid in lieu of fractional shares. Absent a determination to the contrary by the Committee, all Stock Appreciation Rights shall be settled in cash as soon as practical after exercise. The exercise price for the Stock Appreciation Right shall be the exercise price of the related Option. Notwithstanding the foregoing, the Committee may, in the Award Agreement, determine the specific form of payment or the specified amount of cash or stock or combination thereof which may be delivered upon exercise of a Stock Appreciation Right.

V. RESTRICTED STOCK AWARDS.

  5.1 Grants.

  Subject to Section 2.4, the Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such shares by the Participant and the restrictions imposed on such shares, which restrictions shall not terminate earlier than one year after the Award Date.

  5.2 Restrictions.

  (a) Shares of Common Stock included in Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested.

  (b) Participants receiving Restricted Stock shall not be entitled to dividend or voting rights for the shares until they are vested.

  (c) In the event that the Participant shall have paid cash in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned upon a forfeiture (with or without an earnings factor).

VI. PERFORMANCE SHARE AWARDS.

  6.1 Grants.

  The Committee may, in its discretion, grant Performance Share Awards to Eligible Employees based upon: the appreciation in the Fair Market Value, book value or other measure of value of the Common Stock; the performance of the Company based on earnings or cash flow; or such other factors as the Committee shall determine. In making such determinations, the Committee shall consider (among other factors deemed relevant to the specific award type), the Eligible Employee's contributions to the Company, responsibilities and other compensation. A Performance Share Award Agreement shall specify the number of shares of Common Stock subject to the Performance Share Award, the price, if any, to be paid for such shares by the Participant and the required amount of appreciation in the Fair Market Value, book value or other measure of value of Common Stock, the required amount of change in the performance of the Company based on earnings or cash flow of the Company or specified Subsidiary or other factors and other conditions determined by the Committee upon which issuance to the Participant shall be based, which issuance shall not be less than six months after the Award Date. To the extent a Performance Share Award constitutes an equity security (as this phrase is defined in Rule 16a-1 under the Exchange Act) issued by the Corporation and is

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paid in shares of Common Stock or cash, the number of shares of Common Stock subject to such Performance Share Award shall be charged against the maximum amount of Common Stock that may be issued pursuant to Awards under this Plan.

VII. OTHER PROVISIONS.

  7.1 Rights of Eligible Employees, Participants and Beneficiaries.

  (a) Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

  (b) Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Awards) shall confer upon any Eligible Employee or Participant any right to continue in the employ of the Company or constitute any contract or agreement of employment, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the employment of such Eligible Employee or Participant, with or without cause, but nothing contained in this Plan or any document related thereto shall affect any other contractual right of any Eligible Employee or Participant.

  (c) Amounts payable pursuant to an Award shall be paid only to the Participant or, in the event of the Participant's death, to the Participant's Beneficiary or, in the event of the Participant's Total Disability, to the Participant's Personal Representative or, if there is none, to the Participant. Other than by will or the laws of descent and distribution, no Award nor benefit payable under, nor interest in, this Plan or in any Award shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, debts, contracts, liabilities, engagements or torts of any Eligible Employee, Participant or Beneficiary. The Committee shall disregard any attempted transfer, assignment or other alienation prohibited by the preceding sentence and shall pay or deliver such cash or shares of Common Stock in accordance with the provisions of this Plan.

  (d) No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award granted hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

  7.2 Adjustments Upon Changes in Capitalization.

  (a) If the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Corporation, or if additional shares or new or different securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger in which the Corporation is the surviving entity, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation, dividend or distribution of property to the stockholders of the Corporation which in the judgment of the Committee materially affects the value of the Common Stock or other capital change or adjustment, an appropriate adjustment shall be made in the number and kind of shares or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards. A corresponding adjustment to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, paid in connection with Restricted Stock Awards or Performance Share Awards shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of

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the Award not exercised but with a corresponding adjustment in the price for each share. Corresponding adjustments shall be made with respect to Stock Appreciation Rights based upon the adjustments made to the Options to which they are related.

  The foregoing adjustments to Awards granted to such Participants may be suspended for so long as the Commission determines that such adjustments adversely affect the ability of persons subject to the reporting and liability provisions of Section 16 of the Exchange Act to avoid liability under Section 16 of the Exchange Act.

  (b) In adjusting Awards to reflect the changes described in this Section 7.2, or in determining that no such adjustment is necessary, the Board may rely upon the advice of independent counsel and accountants of the Corporation, and the determination of the Board shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

7.3 Termination of Employment.

  (a) If the Participant's employment by the Company terminates for any reason other than Retirement, Total Disability or death, the Participant shall have, subject to earlier termination pursuant to or as contemplated by Section 3.3, three months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable on the date of termination of employment, and any Option not exercisable on that date shall terminate.

  (b) If the Participant's employment by the Company terminates as a result of Retirement, Total Disability or death, the Participant, Participant's Personal Representative or his or her Beneficiary, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 3.3, 12 months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable by the date of termination of employment, and any Option not exercisable on that date shall terminate.

  (c) Each Stock Appreciation Right granted concurrently with an Option shall have the same termination provisions and exercisability periods as the Option to which it relates. The exercisability period of a Stock Appreciation Right shall not exceed that provided in Section 3.3 or in the related Award Agreement and the Stock Appreciation Right shall expire at the end of such exercisability period.

  (d) In the event of termination of employment with the Company for any reason,
(i) shares of Common Stock subject to the Participant's Restricted Stock Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not become vested on that date; and
(ii) shares of Common Stock subject to the Participant's Performance Share Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not been issued or become issuable on that date.

  (e) In the event of termination of employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant`s Beneficiary or Personal Representative, as the case may be, upon such terms as the Committee shall determine.

  (f) If an entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 7.3 to be a termination of employment of each employee of that entity who does not continue as an employee of another entity within the Company.

  7.4 Acceleration of Awards.

  Unless prior to an Event the Board determines that, upon its occurrence, there shall be no acceleration of Awards or determines those Awards which shall be accelerated and the extent to which they shall be

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accelerated, upon the occurrence of an Event (i) each Option and each related
Stock Appreciation Right shall become immediately exercisable to the full extent theretofore not exercisable, (ii) Restricted Stock shall immediately vest free of restrictions and (iii) the number of shares covered by each Performance Share Award shall be issued to the Participant; provided, however, that Awards shall not in any event be so accelerated to a date less than six months after the Award Date. Acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Rule 16b-3 and Section 422 of the Code. For purposes of this section only, the Board shall mean the Board as constituted immediately prior to the Event.

 7.5 Government Regulations.

  This Plan, the granting of Awards under this Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Commission) which may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Awards may be granted under this Plan, and no shares shall be issued by the Corporation, nor cash payments made by the Corporation, pursuant to or in connection with any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the Corporation, been complied with. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurances satisfactory to counsel to the Corporation in respect of such matters as the Corporation may deem desirable to assure compliance with all applicable legal requirements.

 7.6 Tax Withholding.

  Upon the disposition by a Participant or other person of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option, the exercise of a Stock Appreciation Right, the vesting of a Restricted Stock Award, or the payment of a Performance Share Award, the Company shall have the right to (i) require such Participant or such other person to pay by cash, or certified or cashier's check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such transactions or (ii) deduct from amounts paid in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amounts. The above notwithstanding, in any case where a tax is required to be withheld in connection with the issuance or transfer of shares of Common Stock under this Plan, the Participant may elect, pursuant to such rules as the Committee may establish, to have the Company reduce the number of such shares issued or transferred by the appropriate number of shares to accomplish such withholding; provided, the Committee may impose such conditions on the payment of any withholding obligation necessary in the case of persons subject to the reporting and liability provisions of Section 16 of the Exchange Act to avoid liability under Section 16 of the Exchange Act or to secure the benefits otherwise available under any applicable exemptive or other rule thereunder with respect to a "plan" or particular award or action related thereto.

 7.7 Amendment, Termination and Suspension.

  (a) The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan (or any part hereof), including without limitation, amendments or modifications as may be necessary to avoid liability under Section 16 of the Exchange Act or to secure the benefits otherwise available under any applicable exemptive or other rule thereunder with respect to a "plan" or particular award or action related thereto. In addition, the Committee may, from time to time, amend or modify any provision of this Plan except Section 7.4 and, with the consent of the Participant, make such modifications of the terms and conditions of such Participant's Award as it shall deem advisable. The Committee, with the consent of the Participant, may also amend the terms of any Option to provide that the purchase price under the Option of the shares remaining subject to the original Award shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any

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other term or provision of any Option which is amended in accordance with the foregoing shall be required, although the Committee may, in its discretion, make such further modifications of any such Option as are not inconsistent with or prohibited by this Plan. No Awards may be granted during any suspension of this Plan or after its termination.

  (b) If an amendment would (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of securities which may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, the amendment shall be approved by the Board and, to the extent then required by Section 424 of the Code or as may be necessary or desirable to avoid liability under Section 16 of the Exchange Act or to secure the benefits otherwise available under any applicable exemptive or other rule thereunder with respect to a "plan" or particular award or action related thereto or required by any other applicable law, or any successor provision thereto, by the requisite number of stockholders.

  (c) In the case of Awards issued before the effective date of any amendment, suspension or termination of this Plan, such amendment, suspension or termination of this Plan shall not, without specific action of the Board or the Committee and the consent of the Participant, in any way modify, amend, alter or impair any rights or obligations under any Award previously granted under this Plan.

  7.8 Privileges of Stock Ownership; Nondistributive Intent.

  A Participant shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to him or her. Upon the issuance and transfer of shares to the Participant, unless a registration statement is in effect under the Securities Act and applicable state securities law relating to such issued and transferred Common Stock and there is available for delivery a prospectus meeting the requirements of Section 10 of the Securities Act, the Common Stock may be issued and transferred to the Participant only if he or she represents and warrants in writing to the Corporation that the shares are being acquired for investment and not with a view to the resale or distribution thereof. No shares shall be issued and transferred unless and until there shall have been full compliance with any then applicable regulatory requirements (including those of exchanges upon which any Common Stock of the Corporation may be listed).

  7.9 Effective Date of this Plan.

  This Plan shall become effective on May 15, 1991, the date of adoption by the Board, subject, however, to approval by the stockholders of the Corporation within 12 months from the date of its adoption by the Board.

  7.10 Term of this Plan.

  Unless previously terminated by the Board, this Plan shall terminate at the close of business on May 14, 2001, and no Awards shall be granted under it thereafter, but such termination shall not affect any Award theretofore granted.

  7.11 Governing Law.

  This Plan and the documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of California. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

  7.12 Limitations as to Section 16 Persons.

  (a) Notwithstanding any other provision of this Plan, any Award granted hereunder to an Eligible Employee who is then subject to Section 16 of the Exchange Act is subject to the following additional limitations:

     (1) the Award may provide for the issuance of shares of Common Stock as a stock bonus for no consideration other than services rendered; or

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

     (2) in the case of an Award under which shares of Common Stock are or in the future may be issued for any other type of consideration, the amount of such consideration either (i) shall be equal to the minimum amount (such as the par value of such shares) required to be received by the Company to comply with applicable state law, or (ii) shall be equal to or greater than 50% of the Fair Market Value of the shares of Common Stock on the date of the Award; provided in the case of Restricted Stock Awards, that the purchase price shall equal the minimum amount described in clause (i) above (but not more than 10% of the market value of the stock subject to the Award on the Award Date) and any right to purchase such restricted stock must be exercised within sixty
  (60) days of the Award Date.

  (b) The foregoing limitations in this Section 7.12 on Awards granted to such Participants shall be suspended upon the earlier of (i) confirmation by the Commission either by regulation, official staff interpretation or no-action letter issued to the Corporation that such limitations are not necessary to secure the benefits otherwise available with respect to a "plan" or particular award as the case may be, under Rule 16b-3 or (ii) the Deferred Effective Date.

 7.13 Transfer and Other Restrictions under Rule 16b-3.

  Any Option, similar right (including stock appreciation rights) or other Award that would constitute a derivative security (as this phrase is defined in Rule 16a-1 under the Exchange Act and used in Rule 16b-3 thereunder) and that is issued under this Plan shall not be transferable by the Participant other than by will or the laws of descent and distribution or, after the Deferred Effective Date, pursuant to a QDRO. The designation of a beneficiary by an officer or director of the Corporation shall not be deemed to constitute a transfer under this Plan. Any Option, similar right (including stock appreciation rights) or other Award granted prior to the Deferred Effective Date under this Plan shall be exercisable during the Participant's lifetime only by such Participant or by such Participant's duly appointed guardian or Personal Representative.

  It is the intent of the Corporation that the Plan satisfy and be interpreted in a manner that in the case of Participants who are or may be subject to
Section 16 of the Exchange Act satisfied the applicable requirements of the applicable Rule 16b-3 so that such persons will be entitled to the benefits of such rule or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder in respect of benefits intended by the Plan. If any provision of the Plan or of any Award would frustrate or otherwise conflict with the intent expressed above, that provision, to the extent possible, shall be interpreted and deemed amended as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be deemed void.

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